CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Pruco Life Flexible Premium Variable Annuity Account (“Registration Statement”) of our report dated April 3, 2020 relating to the financial statements of the subaccounts listed in Appendix A, which appears in this Registration Statement. We also consent to the use in this Registration Statement of our report dated March 5, 2020, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiary, which appears in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
June 15, 2020

Appendix A

• Prudential Government Money Market Portfolio	• ProFund VP Financials
• Prudential Diversified Bond Portfolio	• ProFund VP Health Care
• Prudential Equity Portfolio (Class I)	• ProFund VP Industrials
• Prudential Flexible Managed Portfolio	• ProFund VP Mid-Cap Growth
• Prudential Conservative Balanced Portfolio	• ProFund VP Mid-Cap Value
• Prudential Value Portfolio (Class I)	• ProFund VP Real Estate
• Prudential High Yield Bond Portfolio	• ProFund VP Small-Cap Growth
• Prudential Natural Resources Portfolio (Class I)	• ProFund VP Small-Cap Value
• Prudential Stock Index Portfolio	• ProFund VP Telecommunications
• Prudential Global Portfolio	• ProFund VP Utilities
• Prudential Jennison Portfolio (Class I)	• ProFund VP Large-Cap Growth
• Prudential Small Capitalization Stock Portfolio	• ProFund VP Large-Cap Value
• T. Rowe Price International Stock Portfolio	• AST Jennison Large-Cap Growth Portfolio
• T. Rowe Price Equity Income Portfolio (Equity Income Class)	• AST Bond Portfolio 2020
• Invesco V.I. Core Equity Fund (Series I)	• AST Bond Portfolio 2021
• Janus Henderson VIT Research Portfolio (Institutional Shares)	• Wells Fargo VT International Equity Fund (Class 1)
• Janus Henderson VIT Overseas Portfolio (Institutional Shares)	• Wells Fargo VT Omega Growth Fund (Class 1)
• MFS® Research Series (Initial Class)	• Wells Fargo VT Small Cap Growth Fund (Class 1)
• MFS® Growth Series (Initial Class)	• AST Bond Portfolio 2022
• American Century VP Value Fund (Class I)	• AST Quantitative Modeling Portfolio
• Franklin Small-Mid Cap Growth VIP Fund (Class 2)	• AST BlackRock Global Strategies Portfolio
• Prudential Jennison 20/20 Focus Portfolio (Class I)	• Wells Fargo VT Opportunity Fund (Class 1)
• Davis Value Portfolio	• AST Prudential Core Bond Portfolio
• AB VPS Large Cap Growth Portfolio (Class B)	• AST Bond Portfolio 2023
• Prudential SP Small Cap Value Portfolio (Class I)	• AST MFS Growth Allocation Portfolio
• Janus Henderson VIT Research Portfolio (Service Shares)	• AST Western Asset Emerging Markets Debt Portfolio
• SP Prudential U.S. Emerging Growth Portfolio (Class I)	• AST MFS Large-Cap Value Portfolio
• Prudential SP International Growth Portfolio (Class I)	• AST Bond Portfolio 2024
• AST Goldman Sachs Large-Cap Value Portfolio	• AST AQR Emerging Markets Equity Portfolio
• AST Cohen & Steers Realty Portfolio	• AST ClearBridge Dividend Growth Portfolio
• AST J.P. Morgan Strategic Opportunities Portfolio	• AST Multi-Sector Fixed Income Portfolio
• AST T. Rowe Price Large-Cap Value Portfolio	• AST AQR Large-Cap Portfolio
• AST High Yield Portfolio	• AST QMA Large-Cap Portfolio
• AST Small-Cap Growth Opportunities Portfolio	• AST Bond Portfolio 2025
• AST WEDGE Capital Mid-Cap Value Portfolio	• AST T. Rowe Price Growth Opportunities Portfolio
• AST Small-Cap Value Portfolio	• AST Goldman Sachs Global Growth Allocation Portfolio
• AST Mid-Cap Growth Portfolio	• AST T. Rowe Price Diversified Real Growth Portfolio
• AST Hotchkis & Wiley Large-Cap Value Portfolio	• AST Prudential Flexible Multi-Strategy Portfolio
• AST Loomis Sayles Large-Cap Growth Portfolio	• AST Franklin Templeton K2 Global Absolute Return Portfolio
• AST MFS Growth Portfolio	• AST Managed Equity Portfolio
• AST Neuberger Berman/LSV Mid-Cap Value Portfolio	• AST Managed Fixed Income Portfolio
• AST BlackRock Low Duration Bond Portfolio	• AST FQ Absolute Return Currency Portfolio
• AST QMA US Equity Alpha Portfolio	• AST Jennison Global Infrastructure Portfolio
• AST T. Rowe Price Natural Resources Portfolio	• AST PIMCO Dynamic Bond Portfolio
• AST T. Rowe Price Asset Allocation Portfolio	• AST Legg Mason Diversified Growth Portfolio
• AST MFS Global Equity Portfolio	• AST Bond Portfolio 2026
• AST J.P. Morgan International Equity Portfolio	• AST AB Global Bond Portfolio
• AST Templeton Global Bond Portfolio	• AST Goldman Sachs Global Income Portfolio
• AST Wellington Management Hedged Equity Portfolio	• AST Morgan Stanley Multi-Asset Portfolio
• AST Capital Growth Asset Allocation Portfolio	• AST Wellington Management Global Bond Portfolio
• AST Academic Strategies Asset Allocation Portfolio	• AST Neuberger Berman Long/Short Portfolio
• AST Balanced Asset Allocation Portfolio	• AST Wellington Management Real Total Return Portfolio
• AST Preservation Asset Allocation Portfolio	• AST QMA International Core Equity Portfolio
• AST Fidelity Institutional AM℠ Quantitative Portfolio	• AST Managed Alternatives Portfolio
• AST Prudential Growth Allocation Portfolio	• AST Emerging Managers Diversified Portfolio
• AST Advanced Strategies Portfolio	• AST Columbia Adaptive Risk Allocation Portfolio
• AST T. Rowe Price Large-Cap Growth Portfolio	• Blackrock Global Allocation V.I. Fund (Class III)
• AST Government Money Market Portfolio	• JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
• AST Small-Cap Growth Portfolio	• AST Bond Portfolio 2027
• AST BlackRock/Loomis Sayles Bond Portfolio	• NVIT Emerging Markets Fund (Class D)
• AST International Value Portfolio	• AST Bond Portfolio 2028
• AST International Growth Portfolio	• AST Bond Portfolio 2029
• AST Investment Grade Bond Portfolio	• AST American Funds Growth Allocation Portfolio
• AST Western Asset Core Plus Bond Portfolio	• AST Bond Portfolio 2030
• AST Bond Portfolio 2019	• AST BlackRock 80/20 Target Allocation ETF Portfolio
• AST Cohen & Steers Global Realty Portfolio	• AST BlackRock 60/40 Target Allocation ETF Portfolio
• AST Parametric Emerging Markets Equity Portfolio	• AST Western Asset Corporate Bond Portfolio
• AST Goldman Sachs Small-Cap Value Portfolio	• AST T. Rowe Price Corporate Bond Portfolio
• AST AllianzGI World Trends Portfolio	• AST PIMCO Corporate Bond Portfolio
• AST J.P. Morgan Global Thematic Portfolio	• AST Prudential Corporate Bond Portfolio
• AST Goldman Sachs Multi-Asset Portfolio	• AST BlackRock Corporate Bond Portfolio
• ProFund VP Consumer Services	• AST Dimensional Global Core Allocation Portfolio
• ProFund VP Consumer Goods